EXHIBIT (16)
                                POWER OF ATTORNEY

                            SIT MUTUAL FUNDS II, INC.
                                  ON BEHALF OF
                            SIT TAX-FREE INCOME FUND

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Eugene C. Sit and Paul E. Rasmussen, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign a Registration Statement on Form N-14 of Sit Mutual Funds II, Inc. (the "Company"), and any and all amendments thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

Signature                                 Title                  Date
---------                                 -----                  ----

/s/ Paul E. Rasmussen              Treasurer & Chief          May 25, 2007
---------------------------        Compliance Officer
Paul E. Rasmussen

/s/ Eugene C. Sit                  Chairman and               May 25, 2007
------------------                 Director
Eugene C. Sit

/s/ Melvin C. Bahle                Director                   May 25, 2007
---------------------------
Melvin C. Bahle

/s/ William E. Frenzel             Director                   May 25, 2007
 --------------------------
William E. Frenzel

/s/ John P. Fagan                  Director                   May 25, 2007
------------------
John P. Fagan

/s/ Sidney L. Jones                Director                   May 25, 2007
---------------------------
Sidney L. Jones

/s/ Bruce C. Lueck                 Director                   May 25, 2007
---------------------------
Bruce C. Lueck

/s/ Donald W. Phillips             Director                   May 25, 2007
---------------------------
Donald W. Phillips


                                     Part C
                                      C-8